UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) - November 4, 2013 (November 4, 2013)

ALLETE, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-3548	41-0418150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

30 West Superior Street
Duluth, Minnesota 55802-2093
(Address of principal executive offices, including zip code)

(218) 279-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS
SECTION 2 – FINANCIAL INFORMATION

Item 1.01     Entry into a Material Definitive Agreement.
Item 1.02     Termination of a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 4, 2013, ALLETE, Inc. (ALLETE) entered into a new $400 million credit agreement with JPMorgan Chase Bank, N.A. as Administrative Agent, J.P. Morgan Securities LLC as Sole Lead Arranger and Sole Book Runner, and the several lenders party thereto (Credit Agreement). The Credit Agreement replaces ALLETE’s $250 million credit facility dated as of May 25, 2011, among ALLETE, Inc., JPMorgan Chase Bank, N.A. as Administrative Agent, and the several lenders party thereto, and ALLETE's $150 million credit facility dated as of February 1, 2012, among ALLETE, Inc., JPMorgan Chase Bank, N.A. as Administrative Agent, and the several lenders party thereto, which were originally scheduled to expire on June 30, 2015, and January 31, 2014, respectively.

The Credit Agreement is unsecured and has a maturity date of November 2, 2018. At ALLETE’s request and subject to certain conditions, the Credit Agreement may be increased by up to $150 million and ALLETE may make two requests, each for a one-year extension. Advances may be used by ALLETE for general corporate purposes, to provide liquidity in support of ALLETE's commercial paper program and to issue up to $60 million in letters of credit.

ALLETE has the option to borrow funds under the Credit Agreement at an interest rate equal to the Eurodollar rate plus a margin of 0.90 percent to 1.475 percent, or an alternate base rate. In addition, ALLETE will pay annual facility fees ranging from 0.10 percent to 0.275 percent. Such interest rates and annual fees are based on ALLETE’s then-current senior unsecured credit ratings.

The Credit Agreement contains customary conditions of borrowing, customary events of default and customary affirmative and negative covenants. The Credit Agreement includes a financial covenant to maintain a ratio of Total Indebtedness to Total Capitalization (as defined in the Credit Agreement) equal to or less than 65 percent. Indebtedness under the Credit Agreement may be accelerated upon the occurrence of an event of default, including cross-default to other indebtedness in excess of $35 million. As of November 4, 2013, the Company had availability under the facility of $394.6 million.

A copy of the Credit Agreement is filed as Exhibit 10 hereto and is incorporated by reference herein. The description of the Credit Agreement above is qualified in its entirety by reference to the full text of the Credit Agreement.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number

10
Credit Agreement dated as of November 4, 2013 among ALLETE, Inc., as Borrower, the lenders party hereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and JPMorgan Securities LLC, as Sole Lead Arranger and Sole Book Runner.

Readers are cautioned that forward-looking statements should be read in conjunction with ALLETE's disclosures under the heading: “Forward-Looking Statements” located on page 2 of this Form 8-K.

Forward-Looking Statements

Statements in this report that are not statements of historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. Any statements that express, or involve discussions as to, future expectations, risks, beliefs, plans, objectives, assumptions, events, uncertainties, financial performance, or growth strategies (often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “likely,” “will continue,” “could,” “may,” “potential,” “target,” “outlook” or words of similar meaning) are not statements of historical facts and may be forward-looking.

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause our actual results to differ materially from those indicated in forward-looking statements made by or on behalf of ALLETE in this Current Report on Form 8-K, in presentations, on our website, in response to questions or otherwise. These statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements that could cause our actual results to differ materially from those indicated in the forward-looking statements:

•	our ability to successfully implement our strategic objectives;

•
regulatory or legislative actions, including those of the United States Congress, state legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Public Service Commission of Wisconsin, the North Dakota Public Service Commission, the Environmental Protection Agency and various state, local and county regulators, and city administrators, that impact our allowed rates of return, capital structure, ability to secure financing, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power, capital investments and other expenses, including present or prospective wholesale and retail competition and environmental matters;

•	our ability to manage expansion and integrate acquisitions;

•	our current and potential industrial and municipal customers’ ability to execute announced expansion plans;

•	the impacts on our Regulated Operations of climate change and future regulation to restrict the emissions of greenhouse gases;

•	effects of restructuring initiatives in the electric industry;

•	economic and geographic factors, including political and economic risks;

•	changes in and compliance with laws and regulations;

•	weather conditions, natural disasters and pandemic diseases;

•	war, acts of terrorism and cyber attacks;

•	wholesale power market conditions;

•	population growth rates and demographic patterns;

•	effects of competition, including competition for retail and wholesale customers;

•	zoning and permitting of land held for resale, real estate development or changes in the real estate market;

•	pricing, availability and transportation of fuel and other commodities and the ability to recover the costs of such commodities;

•	changes in tax rates or policies or in rates of inflation;

•	project delays or changes in project costs;

•	availability and management of construction materials and skilled construction labor for capital projects;

•	changes in operating expenses and capital expenditures;

•	global and domestic economic conditions affecting us or our customers;

•	our ability to access capital markets and bank financing;

•	changes in interest rates and the performance of the financial markets;

•	our ability to replace a mature workforce and retain qualified, skilled and experienced personnel; and

•	the outcome of legal and administrative proceedings (whether civil or criminal) and settlements.

Additional disclosures regarding factors that could cause our results or performance to differ from those anticipated by this report are discussed in Item 1A under the heading “Risk Factors” beginning on page 27 of ALLETE’s 2012 Form 10‑K. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by ALLETE in this Current Report on Form 8‑K and in our other reports filed with the SEC that attempt to identify the risks and uncertainties that may affect ALLETE’s business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLETE, Inc.

November 4, 2013	/s/ Donald W. Stellmaker
Donald W. Stellmaker
Vice President – Corporate Treasurer